OTHER CURRENT RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
SCHEDULE OF OTHER CURRENT RECEIVABLES

	December 31,
	2024	2023
	USD in thousands
Governmental institutes	73	224
Prepaid expenses	232	147
Grants receivables (*)	152	134
Other receivables	23	26
	480	531

(*)	As of December 31, 2024, the Company recorded grants receivable in “Other Current Receivables” in the amount of $125 from the European Horizon 2020 program and $27 from the Israel Innovation Authority under the “Smart Money” program. For comparison, as of December 31, 2023, the Company recorded grants receivable of $134, which were entirely from the Horizon 2020 program. During 2024, the Company received payments totaling approximately $30 from the Israel Innovation Authority.